Tema Trading & Prediction Markets ETF Trading Symbol: DICE Listed on Cboe BZX Exchange, Inc. Summary Prospectus September 8, 2026 www.temaetfs.com

Before you invest, you may want to review the Tema Trading & Prediction Markets ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated September 8, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and most recent reports to shareholders, online at https://publicinfo@sec.gov. You can also get this information at no cost by calling at 1.888.744.1377.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TEMA TRADING & PREDICTION MARKETS ETF – FUND SUMMARY

Investment Objective

Tema Trading & Prediction Markets ETF (the “Fund”) seeks to provide long-term growth.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance. Because the Fund is newly organized, there is no portfolio turnover to report.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that under normal circumstances seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in domestic and foreign, common and preferred stocks of publicly listed companies that the Adviser determines are Trading and Prediction Markets Companies. “Trading” refers to the infrastructure, technology, platforms and services that enable the buying and selling of financial instruments - including both traditional financial assets (e.g., equity securities, fixed income instruments, commodities and foreign exchange) and non-traditional financial instruments (e.g., Event Contracts). “Prediction markets” refers to the markets, platforms and exchanges on which Event Contracts are listed and traded. Prediction markets, also known as event contracts, are simple financial instruments that resolve to either Yes ($1) or No ($0) based on real-world outcomes of political, sporting, cultural or economic events (“Event Contracts”). An example of an Event Contract is “Will X occur in 2026?” the Event Contract trades between 0 and 100 cents, effectively reflecting the market-implied probability of the event.

The Adviser defines a company as a “Trading and Prediction Markets Company” is a company that, at the time of investment, derives at least 50% of its annual revenue from products or services that provide infrastructure, software, data, or other financial instruments relating to traditional financial markets or prediction markets. Revenue derived from “products or services that provide infrastructure, software, data” refers to revenue generated from technology platforms, connectivity and order-routing systems, market data feeds and analytics, and software tools used by market participants (e.g., exchanges, broker-dealers, trading firms and market makers) to access, analyze, or execute transactions in the securities, commodities, and Event Contracts described in the definition - that is, providers of the technological and informational infrastructure that supports trading and prediction market activity, as distinct from the exchanges, platforms and trading firms themselves (which are separately captured as Trading and Prediction Markets Companies in their own right). In the case of a company that has not yet generated revenue or has been operating for less than one fiscal year, the Adviser will make this determination based on the company’s primary business activities and operations at the time of evaluation. For the purpose of this definition, securities and financial instruments include any of the following: stocks, bonds and other fixed income instruments, options, futures, swaps, other derivatives, commodities, foreign exchange, Event Contracts (including prediction market contracts), cryptocurrencies, and any other financial instrument traded on a regulated exchange or electronic trading venue. The Fund does not invest directly in cryptocurrencies but may gain indirect exposure through equity investments in companies engaged in cryptocurrency-related activities, such as operating digital asset trading venues or exchanges, providing digital asset custody or clearing services, cryptocurrency mining, developing or operating blockchain-based trading or settlement infrastructure, or providing market making or liquidity in digital assets.

The Fund gains exposure to the prediction markets theme indirectly, through equity investments in publicly listed operating companies that operate prediction market platforms or Event Contract exchanges, or that otherwise meet the Trading and Prediction Markets Company definition. The Fund does not invest directly in Event Contracts, prediction markets, or other event-driven instruments. The Fund’s exposure to prediction markets is obtained solely through equity investments in publicly listed companies that meet the Adviser’s definition of a Trading and Prediction Markets Company.

Examples of such companies include, but are not limited to:

-	Financial exchanges

-	Electronic trading venues

-	Event Contract platforms and Prediction markets

-	Commodity exchanges

-	Trading infrastructure providers

-	Brokerage platforms

-	Trading and market making firms

-	Crypto trading venues including development and/or use of blockchain technologies

-	Financial data companies

The Fund’s portfolio generally is expected to consist of more than 15 companies but not more than 100 companies. The number of portfolio companies may change depending on the number of companies available for investment that meet the Fund’s criteria.

The Fund will invest in micro-, small-, medium- and large capitalization companies. The Fund generally will invest in companies that have a market capitalization of at least $100 million and there is no upper limit on the market capitalization of a portfolio company. The Fund generally invests in companies that have at least a three-month average daily traded value of at least $500,000.

A significant portion of the Fund’s assets are expected to be invested in the United States, Europe, South Korea, Taiwan and Japan.

The Fund may invest, up to 15% of its net assets in privately placed or restricted securities (including Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting.

The Fund will not engage in currency hedging and is expected to own foreign currency for short periods of time for the purposes of buying and selling non-US listed securities and collecting dividends and/or coupon payments from those securities.

The Fund relies on the professional judgment of its Adviser to make decisions about the Fund’s portfolio investments.

The Fund will concentrate (i.e., invest more than 25% of its total assets) its investments collectively in the Financials industry.

The Fund may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Fund is classified as a “non-diversified” investment company under the 1940 Act which means that it may invest a high percentage of its assets in a limited number of issuers.

The Fund may engage in securities lending.

The Fund may lend portfolio securities to certain borrowers, provided that the borrowers post collateral at least equal to the current market value of the securities loaned. The Fund receives the value of any interest earned on the collateral as well as the cash or non-cash distributions paid on the loaned securities.

The Fund is actively managed and the Adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

Principal Risks of Investing in the Fund

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Absence of Prior Active Market Risk. While the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The Fund’s Distributor does not maintain a secondary market in shares.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to net asset value per share (“NAV”) and possibly face trading halts and/or delisting.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company, and, therefore, takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Cryptocurrency-Related Companies Risk. The Fund does not invest directly in cryptocurrencies but may have indirect exposure through equity investments in companies engaged in cryptocurrency-related activities, such as digital asset exchanges, custody providers, miners, and blockchain infrastructure providers. The market for cryptocurrencies is characterized by rapid price swings, limited operating history, evolving and uncertain regulatory treatment (including the risk of new or increased regulation, enforcement action, or outright prohibition in one or more jurisdictions), cybersecurity and custody risk, and concentration among a small number of participants. These factors may cause outsized volatility in the securities of companies with cryptocurrency-related exposure and, in turn, in the value of the Fund’s shares.

Currency Risk. The Fund may invest its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of the shares. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the Fund Accountant, Custodian, Transfer Agent, Administrator and Distributor), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its NAV or impede trading.

Depositary Receipt Risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR or GDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR or GDR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR or GDR holders. Because unsponsored ADR and GDR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and GDRs and voting rights with respect to the deposited securities that are not passed through.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets Securities Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets, and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Investing in emerging markets also involves other risks, including limited availability and reliability of information material to an investment decision, less developed legal systems with fewer security holder rights, and less uniformity in accounting and reporting requirements.

Event Contract Risk. The Fund will have exposure to Trading and Prediction Markets Companies which themselves will have exposure to Event Contracts whose returns are determined by the occurrence, non-occurrence, timing, or measurement of specified real-world events including contracts listed on regulated exchanges or economically similar, event-linked instruments. Event Contracts present unique risks. The economic payoff is typically binary or path-dependent and can be highly sensitive to (i) how the referenced event is defined, verified, or measured; (ii) disputes over whether, when, or to what extent the event has occurred; and (iii) revisions, delays, cancellations, or ambiguities in publicly reported outcomes. Small changes in market expectations can therefore produce large price moves, gap risk, or rapid time-decay which may negatively impact Trading and Prediction Markets Companies and negatively impact the Fund.

Exchange and Clearinghouse Risk. The trading of Event Contracts relies on the continued, orderly operation of securities and derivatives exchanges (including, without limitation, U.S. national securities exchanges) and affiliated or third-party clearing agencies and central counterparties (“CCPs”) to execute, clear, and settle transactions. The exchanges and CCPs are themselves subject to significant operational, credit, liquidity, and regulatory risks. Operational disruptions (including technology failures, cyber incidents, capacity constraints, trading halts, or exchange closures), changes to exchange or clearing rules, or the failure, insolvency, or non-performance of a clearing agency, CCP, or one or more of their clearing members could impair trading on affected markets, delay or prevent the execution, clearance, or settlement of the Fund’s transactions, require the Fund to route activity to alternative venues on unfavorable terms (or not at all), or force the unwinding or transfer of positions.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares on Cboe BZX Exchange, Inc. (the “Exchange”). The Adviser cannot predict whether the shares will trade below, at or above their NAV. The Fund’s market price may deviate from the value of its underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material effect on the market price of the Fund’s shares.

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Foreign Securities Risk. Investments in securities (including ADRs and GDRs) of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. The value of foreign securities is also affected by the value of the local currency relative to the U.S. Dollar. GDRs may be other than dollar denominated and may be issued in several countries.

Geographic Investment Risk. To the extent the Fund is significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

European Securities Risk. The Fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests than funds whose investments are more geographically diversified. Adverse economic and political events, including war, in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member states of the European Union (the “EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have historically experienced volatility and adverse trends and these events have and may in the future adversely affect the exchange rate of the euro and may significantly affect other European countries.

Japanese Securities Risk. Because a portion of the assets of the Fund may be invested in Japanese securities, the Fund’s performance may be tied to the political, social and economic conditions within Japan. The Japanese economy has at times in the past been negatively affected by government intervention and protectionism, a deflationary macroeconomic environment, a heavy reliance on international trade and natural disasters. These factors, as well as an aging population, increases in government debt and changes to fiscal, monetary, or trade policies, may affect Japanese markets and the Fund’s performance. As such, the Fund’s performance may be more volatile than the performance of funds that are more geographically diverse.

South Korean Securities Risk. Investments in South Korean issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

Taiwanese Securities Risk. Investments in Taiwanese issuers involve risks that are distinct from, and potentially greater than, those of investments in more developed markets. Taiwan’s economy is meaningfully exposed to the global technology cycle and to exports of information-technology hardware, semiconductors, and related components. Taiwan is also subject to significant geopolitical risk arising from its relationship with China. Changes in diplomatic relations, trade disputes, sanctions, export-control regimes, or military conflict or blockade may lead to sudden and severe market volatility or trading halts. Any of these factors, individually or in the aggregate, could reduce the value of the Fund’s investments and increase the Fund’s volatility.

Industry Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Financial Services Companies Risk. Companies that operate securities and commodities exchanges, brokerage platforms, electronic trading venues, and market-making businesses are subject to extensive regulation by U.S. and non-U.S. governmental authorities, self-regulatory organizations, and exchanges, which may limit their permissible activities, reduce their profitability, or require them to maintain minimum levels of capital or liquidity. Such companies are also highly sensitive to broader financial market conditions, including trading volumes, market volatility, interest rate levels, and investor risk appetite – each of which can materially affect revenues that are in many cases transaction- or volume-dependent. These companies may face risks arising from credit rating downgrades, counterparty defaults, clearinghouse or settlement failures, and operational or cybersecurity incidents that disrupt trading infrastructure. Competition from new entrants, the migration of activity to alternative trading venues, and rapid technological change may compress margins or erode market share. Companies with exposure to digital asset trading or cryptocurrency markets face additional risks from the evolving and uncertain regulatory treatment of digital assets, as well as the heightened volatility and liquidity risks inherent in those markets.

Insider Trading Risk. Participants in event-contract markets may include individuals or entities with early, preferential, or non-public access to information about the outcome or timing of events referenced by a contract, including governmental actions, regulatory decisions, economic data releases, corporate announcements, litigation milestones, or election-related developments. Trading by such participants could adversely affect prices and liquidity. Surveillance, position-limit, and market-integrity controls on venues offering Event Contracts may be less developed than those applicable to securities and listed derivatives referencing financial assets. As a result, there can be no assurance that exchanges, intermediaries, or regulators will detect, deter, or remediate trading based on material, non-public information in a manner that prevents harm to Trading and Prediction Market Companies and potentially the Fund.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Issuer-Specific Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large-Capitalization Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. The securities of large-capitalization companies may also be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Market Risk and Selection Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related risks, natural disasters, pandemics, epidemics, war, terrorism, regulatory events, governmental or quasi-governmental actions, and public health emergencies. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Market Trading Risk. Shares of the Fund may trade on the Exchange above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Micro-Capitalization Risk. The micro-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of micro-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.

New Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size. Further, an active trading market for shares of the Fund may not develop or be maintained.

Non-Diversified Fund Risk. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”), meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Prediction Markets Companies Risk. Companies that operate prediction markets or Event Contract platforms are subject to a highly uncertain and evolving regulatory environment. In the United States, Event Contracts are regulated by the CFTC under the Commodity Exchange Act, and the permissibility of particular contract types (including those based on political, electoral, or other non-financial events) remain subject to ongoing regulatory scrutiny, rulemaking, and potential prohibition. Regulatory determinations adverse to a platform’s core product offerings could materially impair its business, require it to delist or restructure contracts, or result in the suspension or revocation of its designated contract market or other regulatory status. Prediction markets have been the subject of significant legal challenges brought by state regulatory authorities and private litigants. Multiple state attorneys general, state gaming commissions, Native American tribal gaming authorities and other state-level actors have filed lawsuits, administrative proceedings or regulatory enforcement actions against such prediction markets, asserting that the trading of Event Contracts constitutes regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated prediction markets. These actions allege, among other things, that prediction market operators have violated state gaming statutes, failed to obtain required state gaming or sports wagering licenses, or operated illegal gambling enterprises. The outcomes of such proceedings are uncertain, and adverse rulings could restrict or effectively prohibit the operations of the prediction markets that lists the Event Contracts to which the Fund has exposure. In addition, private plaintiffs may file putative class action lawsuits against prediction market operators or their affiliates arising out of the same or similar legal theories. Such actions could seek injunctive relief, disgorgement of profits, civil damages or other remedies that, if granted, could materially impair the financial condition, market-making capabilities, or continued operation of one or more prediction markets.

Companies that operate prediction markets or Event Contract platforms may exhibit heightened price volatility and reduced liquidity relative to more established financial services companies, reflecting their nascent operating histories, dependence on a limited number of high-profile events or contract types to generate trading volume, and evolving regulatory status. During periods of adverse regulatory developments, litigation, or reduced trading volumes on the underlying platforms, the market for the equity securities of such companies may become significantly less liquid, and the value of such securities may decline sharply and unpredictably.

Outside the United States, prediction market operators may face additional restrictions, licensing requirements, or outright prohibitions under gambling, financial services, or market regulation laws, which may limit their ability to operate in certain jurisdictions or access international users. Such companies may also face risks associated with low barriers to entry and intense competition from other trading venues, exchanges, and unregulated offshore platforms. The nascent nature of the prediction markets industry means that these companies may have limited operating histories, unproven business models, and significant dependence on a small number of high-profile events or contract types to generate trading volume and revenue. Additionally, public or political controversy surrounding the use of prediction markets – particularly those referencing elections or sensitive social events – may result in reputational harm, legislative action, or loss of banking and payment processing relationships.

Preferred Stock Risk. The Fund may invest in preferred stocks. Preferred stock generally entitles the holder to receive dividends and a fixed share of liquidation proceeds before distributions to common stockholders, but is subject to the issuer-specific and market risks applicable to equity securities generally, is subordinated to bonds and other debt in the issuer’s capital structure, and is subject to interest-rate and credit risk. Preferred stocks may be less liquid than common stock, typically have no or limited voting rights, and may be called or redeemed by the issuer or have their dividends deferred or omitted.

Privately Placed Securities Risk. The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of nonexchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Securities purchased in private placements may be subject to legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.

Quantitative Models and Data Risk. The Adviser uses quantitative screens and models, and data from third-party and proprietary sources, as part of its investment process. If the models or data are incorrect, incomplete or based on flawed assumptions, or are not implemented correctly, the Fund may experience losses or may forgo investment opportunities it otherwise would have pursued. Models formulated on the basis of historical data may be less effective if market conditions change in ways not reflected in that data.

Sector Focus Risk. The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors than funds that have more diversified holdings across a number of sectors. The Fund anticipates that it may be subject to some or all of the risks described below.

Financials Sector Risk. Financial services companies are subject to extensive governmental regulation and intervention, which may adversely affect their profitability, the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and their size, among other things, and may also be significantly affected by interest rates, economic conditions, volatility in financial markets, credit rating downgrades, adverse public perception, exposure concentration and counterparty risk.

Securities Lending Risk. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Small- and Mid-Capitalization Company Risk. The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons.

Value-Oriented Investment Strategies Risk. The Fund seeks to invest in stocks that are believed to be undervalued in comparison to their fundamentals and growth opportunities. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive), value stocks generally may be out of favor in the markets.

Volatility Risk. Shares of Trading and Prediction Market Companies and those providing services to facilitate Event Contract trading can exhibit pronounced and unpredictable price volatility.

Performance

Because the Fund has not yet commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting the Fund’s website at http://www.temaetfs.com.

Management

Investment Adviser – Tema ETFs LLC is the investment adviser to the Fund.

Portfolio Managers – Yuri Khodjamirian and Hong Yi Chen (since inception, September 2026)

Sub-Adviser – Tidal Investments LLC (the “Sub-Adviser”)

Portfolio Managers – Qiao Duan and Andy Hicks (since inception, September 2026)

Purchase and Sale of Fund Shares

The Fund issues and redeems shares at NAV only in a large, specified number of shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with Vigilant Distributors, LLC, the Fund’s distributor (“Distributor”). A Creation Unit consists of 10,000 shares. Creation Unit transactions are expected to be typically conducted in exchange for the deposit or delivery of in-kind securities in the Fund’s portfolio. The Fund may, in certain circumstances, offer Creation Units partially or solely for cash.

Individual shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because shares will trade at market prices rather than NAV, shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For more information, visit www.temaetfs.com or call 1.888.744.1377.